Filed Pursuant to Rule 497(c)

Securities Act File No. 333-196273

USCF ETF TRUST

USCF GOLD STRATEGY PLUS INCOME FUND (GLDX)

Principal U.S. Listing Exchange: NYSE Arca, Inc.

Supplement dated August 31, 2023 to the Statement of Additional Information (SAI) of

USCF Gold Strategy Plus Income Fund, dated October 30, 2022

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Geetesh Bhardwaj no longer serves as a portfolio manager for the USCF Gold Strategy Plus Income Fund (the “Fund”). Any references to Mr. Bhardwaj should be disregarded.

The following replaces in its entirety the subsection of the SAI titled “MANAGEMENT SERVICES—Portfolio Managers—GLDX” found on page 26 of the SAI.

The persons primarily responsible for the day-to-day management of the Fund are Jake DeSantis and Rajkumar Janardanan.

The following table provides information about the other accounts for which Messrs. DeSantis and Janardanan are primarily responsible. The reporting information is provided as of July 31, 2023:

Registered Investment Companies	Jake DeSantis	Rajkumar Janardanan
Number of Accounts	0	0
Total Assets (in millions)	$0	$0
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0
Other Pooled Investment Vehicles
Number of Accounts	3	3
Total Assets (in millions)	$354	$354
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0
Other Accounts
Number of Accounts	8	8
Total Assets (in millions)	$319	$319
Number of Accounts Subject to Performance	2	2
Total Assets Subject to a Performance Fee (in millions)	$62	$62

Please retain this supplement for future reference.